Exhibit 99.2

NOTICE OF FUNDAMENTAL CHANGE REPURCHASE RIGHT, MERGER EVENT, CONVERSION RIGHTS AND
EXECUTION OF SUPPLEMENTAL INDENTURE OF
ZENDESK, INC.

0.625% CONVERTIBLE SENIOR NOTES DUE 2025
CUSIP Number 98936JAD31

This Notice of Fundamental Change Repurchase Right, Merger Event, Conversion Rights and Execution of Supplemental Indenture (the “Notice”) is given by Zendesk, Inc. (the “Company”) pursuant to the provisions of Sections 14.01(b)(iv), 14.03(b), 14.10 and 15.02(c) of the Indenture, dated as of June 16, 2020, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”) (as may be supplemented from time to time, the “Indenture”), relating to the Company’s 0.625% Convertible Senior Notes due 2025 (the “Convertible Notes”).  The Trustee also serves as Paying Agent and as Conversion Agent under the Indenture.  Capitalized terms used in this Notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Fundamental Change (as defined in the Indenture) occurred on November 22, 2022, due to the consummation of the merger on such date of the Company with and into Zoro Merger Sub, Inc., (“Merger Sub”) with the Company continuing as the surviving entity (the “Merger”), as contemplated by the Agreement and Plan of Merger, dated as of June 24, 2022 (the “Merger Agreement”), by and among the Company, Merger Sub and Zoro BidCo, Inc. Accordingly, pursuant to Section 15.02(a) of the Indenture, as a result of the Fundamental Change, the holder of each Convertible Note outstanding as a result of the Fundamental Change (each, a “Holder”) shall, subject to certain conditions, have the right by giving notice or following The Depository Trust Company (“DTC”) procedures as stated herein to require the Company to repurchase all or any portion of such Holder’s Convertible Notes in a principal amount equal to $1,000 or an integral multiple of $1,000 at a cash repurchase price equal to 100% of the principal amount outstanding of such Convertible Notes, plus accrued and unpaid interest to, but excluding the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”).  The Fundamental Change Repurchase Price will be paid in cash.

1 The CUSIP number is included solely for the convenience of the holders of Convertible Notes.  Neither the Company nor the Trustee shall be responsiblefor the selection or use of the CUSIP number, nor is any representation made as to its correctness with respect to the Convertible Notes or as indicated in this Notice.

Payment of the Fundamental Change Repurchase Price will be made in cash by the Paying Agent from funds deposited with it by the Company or on the Company’s behalf on the Fundamental Change Repurchase Date upon presentation and surrender of the Convertible Notes as set forth below under “Manner of Repurchase”.  On the Fundamental Change Repurchase Date, the Fundamental Change Repurchase Price will become due and payable on the portion of the Convertible Notes submitted to the Company for repurchase, interest will cease to accrue on the portion of the principal amount of the Convertible Notes being repurchased, such Convertible Notes being repurchased will cease to be outstanding and all other rights of the Holders of such Convertible Notes will terminate (other than the right to receive payment of the Fundamental Change Repurchase Price), unless the Company defaults in making payment of the Fundamental Change Repurchase Price.  If a Holder does not exercise its right to require the Company to repurchase all Convertible Notes owned by such Holder, then after the Fundamental Change Repurchase Date and upon surrender of the Convertible Notes as to which such right has been exercised, a new Convertible Note or Convertible Notes in principal amount at issuance equal to the portion of the Convertible Notes not submitted to the Company for repurchase shall be issued (or transferred by book entry) upon cancellation of the original Convertible Note.

Holders who deliver their Convertible Notes and a Fundamental Change Repurchase Notice to the Paying Agent and do not properly and validly withdraw such notice prior to the Withdrawal Date identified below will not be permitted to convert their Convertible Notes, and will not receive an increase in the Conversion Rate as a result of the Make-Whole Fundamental Change, to which they may otherwise be entitled, as contemplated in Section 14.03 of the Indenture.  See “Conversion Rights” below.

Holders of Convertible Notes should consider the following important deadlines in connection with this Notice:

Date	Calendar Date and Time	Event
Expiration Date	Close of business (5:00 p.m. New York City time), on January 12, 2023	The last day for Holders to elect to require the repurchase of Convertible Notes by the Company and deliver Convertible Notes pursuant to this Notice.

Withdrawal Date	Close of business (5:00 p.m. New York City time), on January 12, 2023	The last day for Holders to validly withdraw their elections to require the repurchase of Convertible Notes by the Company.

Fundamental Change Repurchase Date	January 13, 2023
The Company accepts all elections to require the repurchase of Convertible Notes validly delivered prior to 5:00 p.m. New York City time on the Expiration Date and not validly withdrawn.  The Company notifies the Paying Agent that such elections and delivered Convertible Notes are accepted for repurchase and payment.

The Company deposits with the Paying Agent the amount of cash necessary to pay each electing and delivering Holder the Fundamental Change Repurchase Price.

The Paying Agent pays each electing Holder who has delivered the Convertible Notes prior to 5:00 p.m. New York City time on January 12, 2023 the Fundamental Change Repurchase Price in cash for all of the Convertible Notes properly and validly delivered (and not validly withdrawn) by such Holder.

Neither the Company nor the Trustee, Paying Agent and Conversion Agent make any recommendation as to whether Holders should elect to require the Company to repurchase their Convertible Notes.

MANNER OF REPURCHASE

All Convertible Notes are currently Global Notes.  If you are the owner of a beneficial interest in the Convertible Notes through DTC and you elect to submit your Convertible Notes for repurchase, you must, on or prior to 5:00 p.m. New York City time on January 12, 2023:

(i)	complete the appropriate instruction form pursuant to DTC’s book-entry program,

(ii)
deliver through DTC’s book-entry system your beneficial interest, together with an agent’s message transmitted by DTC to the Paying Agent (instead of delivering the Fundamental Change Repurchase Notice described below), and

(iii)	follow any other required directions as instructed by DTC.

The term “agent’s message” means a message, transmitted by DTC to, and received by, the Paying Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Convertible Notes for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Fundamental Change Repurchase Notice.

Each beneficial owner of a beneficial interest in the Convertible Notes that has properly and validly delivered such beneficial interest and agent’s message for repurchase through DTC, and not validly withdrawn such delivery prior to 5:00 p.m. New York City time on January 12, 2023, will receive the Fundamental Change Repurchase Price through the facilities of DTC promptly following the later of (i) Fundamental Change Repurchase Date and (ii) the time of the book-entry transfer or delivery of the Convertible Notes by such beneficial owner.  Delivery by any owner of a beneficial interest in the Convertible Notes, together with an agent’s message through the facilities of DTC prior to 5:00 p.m. New York City time on January 12, 2023, is a condition to the receipt by such beneficial owner of the Fundamental Change Repurchase Price for such Convertible Notes on the Fundamental Change Repurchase Date.

In order for any Holder of Convertible Notes that are Physical Securities to exercise its right to require the Company to repurchase a Convertible Note at the Fundamental Change Repurchase Price, such Holder must, on or prior to 5:00 p.m. New York City time on January 12, 2023:

(i)	deliver to the Paying Agent a duly completed and signed notice (the “Fundamental Change Repurchase Notice”) in the form set forth as Exhibit A, with appropriate signature guarantee hereto; and

(ii)
deliver the Physical Notes representing the Convertible Notes to be repurchased to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the office of the Paying Agent (as set forth below), such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

A Fundamental Change Repurchase Notice for Convertible Notes that are Physical Notes may be delivered by mail, overnight courier, hand delivery, facsimile transmission or other written form.

NOTICE OF WITHDRAWAL

Any Holder of Convertible Notes that are Physical Notes who has given a Fundamental Change Repurchase Notice may withdraw such Fundamental Change Repurchase Notice, in whole or in part, by delivery of a written notice of withdrawal in the form attached hereto as Exhibit B (the “Withdrawal Notice”) to the office of the Paying Agent at any time on or prior to 5:00 p.m. New York City time on January 12, 2023.  A Withdrawal Notice must specify:

(1)	the certificate number, if the Physical Notes have been issued, of the Convertible Note in respect of which such Withdrawal Notice is being submitted;

(2)
the principal amount of the Convertible Notes with respect to which such Withdrawal Notice is being submitted, which must be in principal amounts of $1,000 or an integral multiple in excess thereof; and

(3)
the principal amount, if any, of such Convertible Notes that remain subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000.

A Withdrawal Notice for Physical Securities may be delivered by mail, overnight courier, hand delivery, facsimile transmission or other written form.

Beneficial owners who deliver their beneficial interest in the Convertible Notes through DTC need not submit a physical Withdrawal Notice to the Paying Agent if such holders comply with the transmittal procedures of DTC for submitting a notice of withdrawal which must be received by the Paying Agent prior to 5:00 p.m., New York City time, on January 12, 2023.  Any physical Withdrawal Notice delivered by beneficial owners or such transmittal through DTC must contain the information specified in the above Withdrawal Notice (including, in lieu of the certificate number, the appropriate DTC information relating to the Convertible Notices that are being withdrawn).

The Paying Agent will promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or Withdrawal Notice.

CONVERSION RIGHTS

Holders who do not elect to require the Company to repurchase their Convertible Notes will maintain the right to convert their Convertible Notes on or prior to the close of business on the second scheduled Trading Day immediately preceding June 15, 2025, upon the terms and subject to the conditions of the Indenture.

In addition, on November 22, 2022 or after, the right to convert each $1,000 principal amount of the Convertible Notes will change into a right to convert such principal amount of Convertible Notes into cash in an amount equal to the $77.50 multiplied by a number of shares of Common Stock equal to the Conversion Rate immediately prior to the consummation of the Merger, subject to any adjustment for conversion in connection with a Make-Whole Fundamental Change. Pursuant to Section 14.01(e) of the Indenture, no Additional Shares shall be added to the Conversion Rate as a result of the Make-Whole Fundamental Change resulting from the Merger.

Pursuant to the first supplemental indenture, dated as of November 22, 2022, entered into between the Company and the Trustee in connection with the consummation of the Merger (the “Supplemental Indenture”), each Holder of a Convertible Note has the right to convert the principal amount of Convertible Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to (i) the Conversion Rate immediately prior to the Merger (the “Conversion Value”), which shall be cash equal to $712.566 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 9.1944 and (ii) with respect to the Holders who elect to convert such Convertible Notes at any time from November 22, 2022 (being the Effective Date of the Merger) but before 5:00 p.m., New York City time, on the Business Day immediately prior to the Fundamental Change Repurchase Date (the “Make-Whole Conversion Period”), a Conversion Rate, which shall be cash equal to $712.566 per $1,000 principal amount of converted Convertible Notes (the “Make-Whole Conversion Value”) based on a Conversion Rate of 9.1944, as adjusted in accordance with Section 14.03 of the Indenture as a result of the Merger which constitutes a Fundamental Change and a Make-Whole Fundamental Change, in each case reflecting the right to receive $77.50 in cash for each Share. Pursuant to Section 14.01(e) of the Indenture, no Additional Shares shall be added to the Conversion Rate as a result of a Make-Whole Fundamental Change.

The Conversion Value and the Make-Whole Conversion Value are fixed as of the date of the Merger and are not subject to further adjustment.

At the time of this Notice the Convertible Notes are eligible for conversion as provided by the terms of the Indenture.

In order to receive the Make-Whole Conversion Value during the Make-Whole Conversion Period, prior to 5:00 p.m. New York City time on January 12, 2023, such Holder must:

(i)
in the case of a Global Note, comply with the procedures of DTC in effect at that time and, if required, pay all transfer or similar taxes, if any, as set forth in Section 14.02(e) of the Indenture, and

(ii)	in the case of Physical Notes:

(a)
complete, manually sign and deliver, with an appropriate signature guarantee, an irrevocable notice to the Conversion Agent in the form on the reverse of such Convertible Note (or a facsimile thereof) (Exhibit C hereto) (a “Notice of Conversion”) at the office of the Conversion Agent (as set forth below) and shall state in writing therein the principal amount of Convertible Note to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered,

(b)	surrender such Convertible Note, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent,

(c)	if required, furnish appropriate endorsements and transfer documents and pay all transfer or similar taxes, if any, as set forth in Section 14.02(e) of the Indenture.

A Convertible Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in the immediately preceding paragraph.  The Company shall pay the consideration due in respect of the Conversion Obligation in cash on the second Business Day immediately following the relevant Conversion Date. If more than one Convertible Note is surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Convertible Notes shall be computed on the basis of the aggregate principal amount of the Convertible Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

The Conversion Agent shall promptly notify the Company of any conversion on the Conversion Date for such conversion.

Any Convertible Notes as to which a Fundamental Change Repurchase Notice has been given may be converted pursuant to the third preceding paragraph only if the applicable Fundamental Change Repurchase Notice has been validly withdrawn in accordance with the terms of the Indenture, which are described above.

Neither the Company nor the Trustee, Paying Agent and Conversion Agent make any recommendation as to whether Holders should elect to convert their Convertible Notes.

PAYING AGENT

The name and address of the Paying Agent are as follows:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, DE 19890
Attn: Workflow Management, 5th Floor

E-mail: DTC@wilmingtontrust.com

TENDER & CONVERSION AGENT

The name and address of the Conversion Agent are as follows:

Wilmington, Trust, National Association
1100 North Market Street
Wilmington, DE 19890
Attn: Workflow Management, 5th Floor

E-mail: DTC@wilmingtontrust.com

Delivery of any Fundamental Change Repurchase Notice, Withdrawal Notice, Notice of Conversion and all other required documents to an address other than as set forth above does not constitute valid delivery.  Delivery of documents to DTC, the Trustee or the Company does not constitute delivery to the Paying Agent or the Conversion Agent.  The method of delivery of all documents, including certificates representing the Convertible Notes, is at the risk of the Holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign the Fundamental Change Repurchase Notice, Withdrawal Notice and Notice of Conversion in the appropriate space provided therefore, with signature guarantee if required, and complete the Form W-9 included herein or the applicable Form W-8.

No person has been authorized to give any information or to make any representations other than those contained in this Notice and, if given or made, such information or representations must not be relied upon as having been authorized.  This Notice does not constitute an offer to buy or the solicitation of an offer to sell Convertible Notes in any circumstances or jurisdiction in which such offer or solicitation is unlawful.  The delivery of this Notice shall not under any circumstances create any implication that the information contained in this Notice is current as of any time subsequent to the date of such information.  Neither the Company nor any of its respective affiliates, or any of its or their respective boards of directors, employees, advisors or representatives, or Wilmington Trust, National Association, in its role as Trustee, Paying Agent or Conversion Agent, is making any representation or recommendation to any Holder as to whether or not to surrender for repurchase or convert (if at all) such Holder’s Convertible Notes.  You should consult your own financial and tax advisors and must make your own decision as to whether or not to surrender your Convertible Notes for repurchase or to exercise your conversion rights and, if you choose to exercise either of these rights, the amount of Convertible Notes to surrender or convert.

BACKUP WITHHOLDING

U.S. federal tax law requires that the Paying Agent withhold 24% of your payment under backup withholding rules unless: (a) you qualify for an exemption or (b) you provide the Paying Agent with your correct taxpayer identification number (“TIN”) (generally your Social Security Number or Federal Employer Identification Number) and certain other required certifications.  A Holder that is a “U.S. person” (as defined in the instructions to Form W-9) for federal income tax purposes may provide the required information and certifications by submitting the Form W-9 included herein.  Certain Holders, including most corporations, are not subject to backup withholding.  A Holder that is not a “U.S. person” for federal income tax purposes may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from, or reduction of withholding rate under certain nonresident withholding rules by submitting an Internal Revenue Service (“IRS”) Form W-8BEN, Form W-8BEN-E or another version of Form W-8.  Form W-8BEN, Form W-8BEN-E and other versions of Form W-8 may be obtained from the Paying Agent or from the IRS website at www.irs.gov.

EXECUTION OF SUPPLEMENTAL INDENTURE

In connection with the Merger and pursuant to Sections 10.01 and 14.07(a) of the Indenture, the Company and the Trustee entered into the Supplemental Indenture providing that the Convertible Notes held by each Holder are convertible into the amount of cash, which such Holder would have been entitled to receive upon consummation of the Merger had such Convertible Notes been converted into Common Stock immediately prior to the effective time of the Merger.

GENERAL

A copy of this Notice of Fundamental Change Repurchase Right, Merger Event, Conversion Rights and Execution of Supplemental Indenture is being sent to all Holders of record of the Convertible Notes as of November 22, 2022.

November 22, 2022	ZENDESK, INC.

EXHIBIT A

FUNDAMENTAL CHANGE REPURCHASE NOTICE

Zendesk, Inc.
0.625% Convertible Senior Note due 2025

To:	Paying Agent
Wilmington Trust, National Association
1100 North Market Street
Wilmington, DE 19890
Attn: Workflow Management, 5th Floor

 The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Zendesk, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:

Signature(s)

Social Security or Other Taxpayer
Identification Number

Principal amount to be repaid (if less than all): $ ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Form W-9

[See attached]

GENERAL INSTRUCTIONS TO THE FUNDAMENTAL CHANGE REPURCHASE NOTICE

1.	Please do not send Convertible Note certificates directly to the Company.

If you hold your Convertible Notes that are Physical Securities, your Convertible Note certificates, together with your signed and completed Fundamental Change Repurchase Notice, should be mailed, or otherwise delivered, to the Paying Agent, at Wilmington Trust, National Association, 1100 North Market Street, Wilmington, DE, 19890, Attn: Workflow Management, 5th Floor.

2.	Signature, Assignments and Medallion Stamp Requirements.

If this Fundamental Change Repurchase Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Fundamental Change Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

3.	Certificate or Check to be Issued in a Different Name.

If a check is to be issued in a name other than that of the registered Holder(s) of the Convertible Notes, the related Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Note certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If the Fundamental Change Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Notes, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

4.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes that are Physical Securities are tendered by joint Holders, all such persons must sign the Fundamental Change Repurchase Notice.

5.	Lost or Destroyed Certificates for Securities.

If your Convertible Note certificates have been either lost or destroyed, notify the Trustee of this fact promptly by contacting the Trustee at Wilmington Trust, National Association at one of the addresses set forth on the fourth page hereof.  You will then be instructed as to the steps you must take in order to have your Convertible Notes repurchased.  This Fundamental Change Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6.	Questions on How to Submit Your Convertible Security Certificates.

Questions and requests for assistance on how to submit your Convertible Notes that are Physical Securities, as well as requests for additional copies of this Fundamental Change Repurchase Notice should be directed to the Trustee at one of the addresses set forth on the fourth page hereof.

7.	Backup and Nonresident Withholding.

In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Convertible Notes for repurchase, the Holder must, unless an exemption applies, provide the Paying Agent with his or her correct taxpayer identification number (“TIN”) on the Form W-9 included herein and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding.  The TIN for an individual is generally his or her social security number.  If the correct TIN is not provided, the IRS may impose a $50 penalty and payments made with respect to the surrendered Convertible Notes may be subject to backup withholding of 24%.

Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Exempt persons (including, among others, most corporations) are not subject to backup withholding (although foreign persons may be subject to nonresident withholding unless certain requirements are met).

A foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an IRS Form W-8BEN, Form W-8BEN-E or another version of Form W-8, signed under penalties of perjury, certifying such person’s foreign status.  Non-U.S. persons should carefully read the instructions to the applicable Form W-8 and, if applicable, complete the required information, sign and date the Form W-8 and return the form to the Paying Agent.  In certain cases, IRS Form W-8BEN or Form W-8BEN-E may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from withholding.  Form W-8BEN, Form W-8BEN-E and other versions of Form W-8 may be obtained from the Paying Agent or from the IRS website at http://www.irs.gov.  A Holder of Convertible Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup and nonresident withholding and the procedure for obtaining such exemptions.

EXHIBIT B

WITHDRAWAL NOTICE

If you wish to exercise your option to withdraw a Fundamental Change Repurchase Notice previously given with respect to all or any portion of your 0.625% Convertible Senior Notes due 2025 (CUSIP Number 98936JAD3) (the “Convertible Notes”) and you hold beneficial interests in the Convertible Notes held in global form pursuant to the book-entry transfer system of The Depository Trust Company (“DTC”), you should complete the appropriate instruction form pursuant to DTC’s book-entry system, deliver by book-entry delivery an interest in such Convertible Notes in global form and an agent’s message and follow such other directions as instructed by DTC and you do not need to complete and return this Withdrawal Notice.  See “Notice of Withdrawal” in the Notice of Fundamental Change Repurchase Right, Merger Event, Conversion Rights and Execution of Supplemental Indenture, dated November 22, 2022 for a description of withdrawal procedures for beneficial interests in Convertible Notes owned through DTC’s book-entry system.

If you wish to withdraw a Fundamental Change Repurchase Notice with respect to your Convertible Notes that are Physical Securities, this Withdrawal Notice MUST BE RECEIVED by Wilmington Trust, National Association  (the “Paying Agent”), at the address set forth below prior to 5:00 p.m., New York City time, on January 12, 2023.

Wilmington Trust, National Association
1100 North Market Street
Wilmington, DE 19890
Attn: Workflow Management, 5th Floor

Delivery of this Withdrawal Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Paying Agent.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent.  The method of delivery of all documents is at the risk of the Holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Withdrawal Notice in the appropriate space provided therefor, with signature guarantee if required.

Ladies and Gentlemen:

ITEM A. DESCRIPTION OF CONVERTIBLE NOTES BEING WITHDRAWN
Name and Address of Registered Holder	Certificates Withdrawn (Please fill in numbers and amounts and attach sheet if the space below is inadequate.)
	Certificate Number(s)	Principal Amount	Principal Amount being Withdrawn (if less than all) (must be in integral multiples of $1,000.00)	Principal Amount remaining subject to repurchase by the Company (if any) (must be in integral multiples of $1,000.00)

			Total Principal Amount $	Total Principal Amount $

ITEM B. REQUIRED SIGNATURES
The signature(s) on this Withdrawal Notice must correspond exactly with the name(s) of the:  (1) registered owner(s) of the Convertible Note certificate(s) being withdrawn, or (2) person(s) to whom each such certificate has been properly assigned and transferred, in which case evidence of transfer must accompany this Withdrawal Notice.

Dated:

Signature:

Signature:

Telephone: (          )
Social Security Number or
Employer I.D. Number:

← PLEASE SIGN HERE
CONFIRMATION OF EXERCISE OF WITHDRAWAL OPTION

The signature(s) of the Holder(s) above is confirmation that the Holder(s) is/are electing that such Convertible Notes described in Item A, above, shall be withdrawn from Holder’s previously delivered Fundamental Change Repurchase Notice, and shall not be repurchased on the Fundamental Change Repurchase Date, as provided for in the Convertible Notes and in the Indenture.

GENERAL INSTRUCTIONS TO THE WITHDRAWAL NOTICE

1.	Signature, Assignments and Medallion Stamp Requirements.

If this Withdrawal Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Withdrawal Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

2.	Joint Holders and Note Certificates Registered in Different Names.

If Convertible Notes that are Physical Securities are withdrawn by joint Holders, all such persons must sign the Withdrawal Notice in Item B.

EXHIBIT C

NOTICE OF CONVERSION

Zendesk, Inc.
0.625% Convertible Senior Note due 2025

To:	Wilmington Trust, National Association
1100 North Market Street
Wilmington, DE 19890
Attn: Workflow Management, 5th Floor

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below.  If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture.  Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers,
savings and loan associations and credit unions)
with membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange

C-1

Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

C-2